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                                                                     EXHIBIT 3.1

                            CERTIFICATE OF AMENDMENT
                                       OF
                            CERTIFICATE OF FORMATION
                                       OF
                             LEARNINGEXPRESS.COM LLC




         Pursuant to the provisions of the Delaware Limited Liability Company Act, the following hereby further amends the Certificate of Formation of LearningExpress.com LLC (the "LLC"):


         FIRST.  The name of the LLC shall be:

                        LearningExpress.com Holdings LLC


         IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment of Certificate of Formation to be duly executed as of the 12th day of April, 2000.


                                                     /s/ Sharon DiMinico
                                                     ---------------------------
                                                     Sharon DiMinico, Manager


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                            CERTIFICATE OF AMENDMENT
                                       OF
                            CERTIFICATE OF FORMATION
                                       OF
                       LEARNINGEXPRESS.COM OPERATIONS LLC




         Pursuant to the provisions of the Delaware Limited Liability Company Act, the following hereby amends the Certificate of Formation of LearningExpress.com Operations LLC (the "LLC"):


         FIRST.  The name of the LLC shall be:

                             LearningExpress.com LLC


         IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment of Certificate of Formation to be duly executed as of the 31st day of March, 2000.


                                                     /s/ Antonia E. Lopes
                                                     ---------------------------
                                                     Antonia E. Lopes
                                                     Authorized Person


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